UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2007

3DIcon Corporation

(Exact name of registrant as specified in charter)

Oklahoma	333-	73-1479206
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7507 S. Sandusky Tulsa, OK	74136
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 492-5082

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 3, 2006, pursuant to the terms of the Securities Purchase Agreement dated November 3, 2006 as amended on December 15, 2006 and February 6, 2007, by and between 3DIcon Corporation (the “Company”) and Golden Gate Investors, Inc. (“Golden Gate”), (the “Securities Purchase Agreement”) the Company issued and sold a convertible note in the principal amount of $1,250,000 to Golden Gate (the “First Debenture”). The terms of the Securities Purchase Agreement also provided that at such time as the principal balance of the Original Debenture is less than $400,000 and provided that the Company is then in compliance with the terms of the Original Debenture and the Securities Purchase Agreement, the Company may require Golden Gate to purchase a second debenture in the principal amount of $1,250,000. Pursuant to the terms of the Securities Purchase Agreement, the closing of the purchase and sale of the Second Debenture must occur within 30 days of the date on which the principal balance of the First Debenture is less than $400,000.

Pursuant to the terms of the Securities Purchase Agreement, on October 24, 2007, at such time as the principal balance of the First Debenture was less than $400,000, the Company provided Golden Gate with written notice that it desired to require Golden Gate to purchase the Second Debenture. On November 21, 2007, the Company issued and sold a convertible note in the principal amount of $1,250,000 to Golden Gate (the “Second Debenture”). Pursuant to the terms of the Second Debenture, Golden Gate may at their election convert all or a part of the Second Debenture into shares of the Company’s common stock at a conversion rate equal to the lesser of (i) $2.00 of (ii) 90% of the average of the five lowest volume weighted average prices during the twenty trading days prior to Golden Gate’s election to convert, subject to adjustment as provided in the Second Debenture. In addition, pursuant to the terms of the Second Debenture, the Company has agreed to file a registration statement covering the shares of common stock issuable upon conversion or redemption of the Second Debenture.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended, for the private placement of the above-referenced securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investors were accredited investors, the investors had access to information about us and their investment, the investors took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION

See Item 1.01 above. The information included in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above. The information included in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 3.02.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

Not Applicable

(b) Pro Forma Financial Information

Not Applicable

(c) Shell Company Transactions

Not Applicable

(d) Exhibits

4.3	-	$1.25 million convertible debenture dated November 3, 3006
4.4	-	Registration Rights Agreement dated November 3, 2006
4.5	-	$1.25 million convertible debenture dated November 20, 2007
4.6	-	Registration Rights Agreement dated November 21, 2007
10.1	-	Securities Purchase Agreement dated November 3, 2006
10.2	-	Amendment No. 1 to Securities Purchase Agreement dated December 15, 2006
10.10	-	Amendment No. 1 to Securities Purchase Agreement dated February 6, 2007

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2007	3D Icon Corporation
(Registrant)

	By:	/s/ Vivek Bhaman
	Name:	Vivek Bhaman
	Position:	President and Chief Operating Officer

EXHIBIT INDEX

4.3	-	$1.25 million convertible debenture dated November 3, 3006
4.4	-	Registration Rights Agreement dated November 3, 2006
4.5	-	$1.25 million Convertible debenture dated November 20, 2007
4.6	-	Registration Rights Agreement dated November 21, 2007
10.1	-	Securities Purchase Agreement dated November 3, 2006 (1)
10.2	-	Amendment No. 1 to Securities Purchase Agreement dated December 15, 2006 (1)
10.10	-	Amendment No. 2 to Securities Purchase Agreement, Debentures and Registration Rights Agreement dated February 6, 2007 (2)

(1)	Incorporated by reference to Form SB-2 as filed on December 15, 2006 (File No. 333-139420) and subsequently withdrawn on February 5, 2007
(2)	Incorporated by reference to Form SB-2 as filed on June 14, 2007 (File No. 333-143761)